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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                                November 21, 2002



                              FLOWSERVE CORPORATION
             (Exact name of registrant as specified in its charter)



          New York                       1-13179                 31-0267900
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


222 W. Las Colinas Blvd., Suite 1500                               75039
Irving, Texas                                                    (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code: 972-443-6500


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ITEM 9. REGULATION FD DISCLOSURE

       During a conversation this week with securities analysts, Flowserve Corporation reaffirmed its full year 2002 estimated earnings per share, excluding special items, in the range of $1.45 to $1.55, based on average outstanding shares of approximately 52.5 million. The company also reiterated that it is not comfortable at this point projecting more than marginal earnings improvement in 2003, unless markets start to improve. The company went on to say that it believes its markets will improve.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FLOWSERVE CORPORATION



                             By: /s/ Ronald F. Shuff
                                 ----------------------------------------------
                                 Ronald F. Shuff
                                 Vice President, Secretary and General Counsel




Date:  November 21, 2002.



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